Castle Tandem Fund (TANDX)

(the “Fund”)

A series of PFS Funds

Supplement dated November 11, 2025

to the Fund’s Prospectus and Statement of Additional Information dated November 1, 2025

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Important Notice Regarding the New Investment Adviser

At a shareholder meeting held on November 10, 2025, shareholders of the Fund approved a new investment advisory agreement between PFS Funds (the “Trust”) and Tandem Investment Advisors, Inc. (“Tandem”) for the Fund. As a result, effective November 11, 2025, Tandem is the investment adviser of the Fund and replaces Castle Investment Management, LLC. As discussed in the proxy statement for the shareholder meeting, Tandem was the former investment sub-adviser for the Fund. The Fund no longer has an investment sub-adviser.

Name Change. Additionally, in connection with Tandem becoming the new investment adviser, the Fund’s name is changed to the “Tandem Fund.”

Lower Fund Expenses. As also discussed in more detail in the proxy statement, effective November 11, 2025, and pursuant to Tandem’s proposed reduction in the investment management fee, the investment management fee is reduced to an annual rate of 0.75% of the average daily net assets as compared to the former rate of 1.00%. The lower investment management fee along with other fee waivers by Tandem will result in an overall net fee that is significantly less (0.66% vs 1.01%) than the Fund’s former overall net fee. There are no other changes that will affect the Fund - the portfolio managers, investment objective, principal strategies and principal risks remain the same.

Updated Prospectus and SAI. An updated and fully restated prospectus and SAI for the Fund describing Tandem and these changes in more detail is expected to be filed with the Securities and Exchange Commission and distributed to shareholders as soon as possible.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE